Tax matters	12 Months Ended
Dec. 31, 2020
Major components of tax expense (income) [abstract]
Tax matters	Tax matters
a) Consolidated Tax Group
Pursuant to current legislation, the Consolidated Tax Group includes Banco Santander, S.A. (as the parent) and the Spanish subsidiaries that meet the requirements provided for in Spanish legislation regulating the taxation of the consolidated profits of corporate groups (as the controlled entities).
The other Group companies file income tax return in accordance with the tax regulations applicable to them.
b) Years open for review by the tax authorities
In 2018 the conformity and non-conformity acts relating to the corporate income tax financial years 2009 to 2011 were formalised. The adjustments signed in conformity had no significant impact on results and, in relation to the concepts signed in disconformity both in this year and in previous years (corporate income tax 2003 to 2007), Banco Santander, S.A., as the Parent of the Consolidated Tax Group, considers, in accordance with the advice of its external lawyers, that the adjustments made should not have a significant impact on the consolidated financial statements, as there are sound arguments as proof in the appeals filed against them pending at the National Appellate Court (tax years 2003 to 2007) and the Economic Administrative Court (tax years 2009-2011). Consequently, no provision has been recorded for this concept. Following the completion of these actions for 2009 to 2011, subsequent years up to and including 2020 are subject to review. At the date of approval of these accounts, the Corporate Income Tax proceedings for periods not yet prescribed up to and including 2015, and the proceedings relate to other taxes up to and including 2016 are on going.
Likewise, relating the Consolidated Tax Group of which Banco Popular Español, S.A.U. was the parent, in 2018 a certificate of conformity was drawn up in a partial proceeding, confirming the 2016 Corporate Income Tax return. During 2019, a certificate of disconformity was drawn up for 2017 corporate income tax, with no impact on profit, and the final assessment has been appealed. In relation to this Consolidated Tax Group, the years 2010 to 2017 inclusive are subject to review. On 1 January 2018 those entities that were part of the aforementioned Consolidated Tax Group were integrated in the Consolidate Tax Group which parent company is Banco Santander.
The other entities have the corresponding years open for review, pursuant to their respective tax regulations.
Because of the possible different interpretations which can be made of the tax regulations, the outcome of the tax audits of the rest of years subject to review might give rise to contingent tax liabilities which cannot be objectively quantified. However, the Group’s tax advisers consider that it is unlikely that such tax liabilities will materialize, and that in any event the tax charge arising therefrom would not materially affect the Group’s consolidated financial statements.
c) Reconciliation
The reconciliation of the income tax expense calculated at the tax rate applicable in Spain (30%) to the income tax expense recognised and the detail of the effective tax rate are as follows:

EUR million
	2020	2019	2018
Consolidated profit (loss) before tax:
From continuing operations	(2,076)	12,543	14,201
From discontinued operations	—	—	—
	(2,076)	12,543	14,201
Income tax at tax rate applicable in Spain (30%)	(623)	3,763	4,260
By the effect of application of the various tax rates applicable in each country*	362	243	509
Of which:
Brazil	560	502	719
United Kingdom	(43)	(80)	(99)
United States	(71)	(71)	(57)
Chile	(24)	(35)	(35)
Effect of profit or loss of associates and joint ventures	29	(97)	(221)
Effect of reassessment of deferred taxes	2,500	(612)	—
Permanent differences and other **	3,364	1,130	338
Current income tax	5,632	4,427	4,886
Effective tax rate	—	35.29%	34.40%
Of which:
Continuing operations	5,632	4,427	4,886
Discontinued operations (note 37)	—	—	—
Of which:
Current taxes	4,214	3,962	4,763
Deferred taxes	1,418	465	123
Income tax (receipts)/payments	2,946	2,593	3,342
*    Calculated by applying the difference between the tax rate applicable in Spain and the tax rate applicable in each jurisdiction to the profit or loss contributed to the Group by the entities which operate in each jurisdiction.
**    In 2020 and 2019 it includes mainly the impairment of goodwill and in 2018 the recognition of tax credits in Portugal.
d) Tax recognised in equity
In addition to the income tax recognised in the consolidated income statement, the Group recognised the following amounts in consolidated equity in 2020, 2019 and 2018:

EUR million
	2020	2019	2018
Other comprehensive income
Items not reclassified to profit or loss	(82)	500	(225)
Actuarial gains or (-) losses on defined benefit pension plans	(165)	499	(199)
Changes in the fair value of equity instruments measured at fair value through other comprehensive income	92	(42)	—
Financial liabilities at fair value with changes in results attributable to changes in credit risk	(9)	43	(26)
Items that may be reclassified to profit or loss	208	(832)	124
Cash flow hedges	5	(17)	(50)
Changes in the fair value of debt instruments through other comprehensive income	195	(811)	167
Other recognised income and expense of investments in subsidiaries, joint ventures and associates	8	(4)	7
Total	126	(332)	(101)
e) Deferred taxes
'Tax assets' in the consolidated balance sheets includes debit balances with the Public Treasury relating to deferred tax assets. 'Tax liabilities' includes the liability for the Group’s various deferred tax liabilities.
On 26 June 2013, the Basel III legal framework was included in European law through Directive 2013/36 (CRD IV) and Regulation 575/2013 on prudential requirements for credit institutions and investment firms (CRR), directly applicable in every member State as from 1 January 2014, albeit with a gradual timetable with respect to the application of, and compliance with, various requirements.
This legislation establishes that deferred tax assets, the use of which relies on future profits being obtained, must be deducted from regulatory capital.
In this regard, pursuant to Basel III, in recent years several countries have amended their tax regimes with respect to certain deferred tax assets so that they may continue to be considered regulatory capital since their use does not rely on the future profits of the entities that generate them (referred to hereinafter as 'monetizable tax assets').
Italy had a very similar regime to that described above, which was introduced by Decree-Law no. 225, of 29 December 2010, and amended by Law no. 10, of 26 February 2011. In addition, in 2013 in Brazil, by means of Provisional Measure no. 608, of 28 February 2013, that become Ordinary Law 12838/2013, and, in Spain, through Royal Decree Law 14/2013, of 29 November confirmed by Law 27/2014, of 27 November, tax regimes were established whereby certain deferred tax assets (arising from provisions to allowances for loan losses in Brazil and provisions to allowances for loan losses, provisions to allowances for foreclosed assets and provisions for pension and pre-retirement obligations in Spain) may be converted into tax receivables in specific circumstances. As a result, their use does not rely on the entities obtaining future profits and, accordingly, they are exempt from deduction from regulatory capital.
In 2015 Spain completed its regulations on monetizable tax assets with the introduction of a financial contribution which will involve the payment of 1.5% for maintaining the right to monetise which will be applied to the portion of the deferred tax assets that qualify under the legal requirements as monetizable assets generated prior to 2016.
In a similar manner, Italy, by decree of 3 May 2016 has introduced a fee of 1.5% annually to maintain the monetizable of part of the deferred tax assets.
The detail of deferred tax assets, by classification as monetizable or non-monetizable assets, and of deferred tax liabilities at 31 December 2020, 2019 and 2018 is as follows:

EUR million
	2020		2019		2018
	Monetizable* **	Other	Monetizable* **	Other	Monetizable* **	Other
Tax assets:	10,721	8,525	11,233	11,525	10,866	12,392
Tax losses and tax credits	—	1,093	—	3,428	—	4,276
Temporary differences	10,721	7,432	11,233	8,097	10,866	8,116
Of which:
Non-deductible provisions	—	2,139	—	2,751	—	2,613
Valuation of financial instruments	—	483	—	400	—	609
Loan losses	7,134	1,007	7,645	1,086	7,279	1,308
Pensions	3,587	875	3,587	1,009	3,587	632
Valuation of tangible and intangible assets	—	1,373	—	1,317	—	1,215

Tax liabilities:	—	5,933	—	6,522	—	5,568
Temporary differences	—	5,933	—	6,522	—	5,568
Of which:
Valuation of financial instruments	—	1,791	—	2,073	—	1,168
Valuation of tangible and intangible assets	—	2,311	—	1,962	—	1,503
Investments in Group companies	—	440	—	831	—	880
*Not deductible from regulatory capital.
**Banco Popular Español, S.A.U. considered that part of its monetizable assets were converted into credit against the Tax Administration in 2017 income tax return, as the circumstances of the aforementioned regulations were met at the end of that year (EUR 995 million). The Spanish tax authorities have expressly confirmed the nature of these assets as monetizable, but they consider that conditions for conversion are not met at the end of 2017, without prejudice to the conversion in future years.
Grupo Santander only recognises deferred tax assets for temporary differences or tax loss and tax credit carryforwards where it is considered probable that the consolidated entities that generated them will have sufficient future taxable profits against which they can be utilised.
The deferred tax assets and liabilities are reassessed at the reporting date in order to ascertain whether any adjustments need to be made on the basis of the findings of the analyses performed.
These analyses take into consideration all evidence, both positive and negative, of the recoverability of such deferred tax assets, among which we can find, (i) the results generated by the different entities in previous years, (ii) the projections of results of each entity or fiscal group, (iii) the estimation of the reversal of the different temporary differences according to their nature and (iv) the period and limits established under the applicable legislation of each country for the recovery of the different deferred tax assets, thus concluding on the ability of each entity or fiscal group to recover the deferred tax assets registered.
The projections of results used in this analysis are based on the financial budgets approved by both the local directions of the corresponding units and by the Group's administrators. The Group's budget estimation process is common for all units. The Group's management prepares its financial budgets based on the following key assumptions:

a)Microeconomic variables of the entities that make up the fiscal group in each location: the existing balance structure, the mix of products offered and the commercial strategy at each moment defined by local directions are taken into account, based on the competition, regulatory and market environment.
b)Macroeconomic variables: estimated growths are based on the evolution of the economic environment considering the expected evolution in the gross domestic product of each location, and the forecasts of interest rates, inflation and exchange rates fluctuations. These data is provided by the Group’s Studies Service, based on external sources of information.
Additionally, the Group performs retrospective contrasts (backtesting) on the variables projected in the past. The differential behavior of these variables with respect to the real market data is considered in the projections estimated in each fiscal year. Thus, and in relation to Spain, the deviations identified by the Directors in recent past years are due to non-recurring events outside the operation of the business, such as the impacts due to the first application of new regulations, the costs assumed for the acceleration of the restructuring plans and the changing effect of the current macroeconomic environment.
During 2020, taking into account the uncertainties about the economic impacts derived from the covid-19 health crisis, the Group has reassessed the ability to generate future taxable income in relation to the recoverability of deferred tax assets recorded in the main Group companies. Management considers that the recovery period of these assets would not be affected and that it is not necessary to make adjustments to the deferred tax assets recognised in the Group on the basis of the results of the analyses performed, except in Spain, where the Group considers that the changes in the key assumptions on which the projected results of its tax group are based, arising from the impact of covid-19, have resulted in the recognition of an impairment of EUR 2,500 million of deferred tax assets under 'Income Tax' in the income statement.

Finally, and given the degree of uncertainty of these assumption on the referred variables, the Group conducts a sensitivity analysis of the most significant assumptions considered in the deferred tax assets’ recoverability analysis, considering any reasonable change in the key assumptions on which the projections of results of each entity or fiscal group and the estimation of the reversal of the different temporary differences are based.

In relation to Spain, the sensitivity analysis has consisted of adjusting 50 basis points for growth (gross domestic product) and adjusting 50 basis points for inflation. Following the sensitivity analysis performed, the Group estimate that the maximum recovery period of the deferred tax assets recognized as of 31 December 2020 would be 15 years.

Relevant information is set forth below for the main countries which have recognised deferred tax assets:
Spain
The deferred tax assets recognised at the Consolidated Tax Group total EUR 10,026 million, of which EUR 7,420 million were for monetizable temporary differences with the right to conversion into a credit against the Public Finance, EUR 2,226 million for other temporary differences and EUR 380 million for tax losses and credits.
The Group estimates that the recognised deferred tax assets for temporary differences will be recovered in a maximum period of 15 years. This period would also apply to the recovery of the recognised tax loss and tax credit carryforwards.
Brazil
The deferred tax assets recognised in Brazil total EUR 5,310 million, of which EUR 3,131 million were for monetizable temporary differences, EUR 1,781 million for other temporary differences and EUR 398 million for tax losses and credits.
Grupo Santander estimates that the recognised deferred tax assets for temporary differences, tax losses and credits will be recovered in approximately 10 years.
United States
The deferred tax assets recognised in the United States total EUR 1,254 million, of which EUR 966 million were for temporary differences and EUR 288 million for tax losses and credits. The Group estimates that the recognised deferred tax assets for temporary differences, tax losses and credits will be recovered in a period of 15 years.
The changes in Tax assets - Deferred and Tax liabilities - Deferred in the last three years were as follows:

EUR million
	Balances at 31 December 2019	(Charge)/Credit to income	Foreign currency balance translation differences and other items	(Charge)/Credit to asset and liability valuation adjustments	Acquisition for the year (net)	Balances at 31 December 2020
Deferred tax assets	22,758	(1,016)	(2,465)	38	(69)	19,246
Tax losses and tax credits	3,427	(2,065)	(266)	—	(3)	1,093
Temporary differences	19,331	1,049	(2,199)	38	(66)	18,153
Of which monetizable	11,233	613	(1,125)	—	—	10,721
Deferred tax liabilities	(6,522)	(402)	851	156	(16)	(5,933)
Temporary differences	(6,522)	(402)	851	156	(16)	(5,933)
	16,236	(1,418)	(1,614)	194	(85)	13,313

EUR million
	Balance at 31 December 2018	(Charge)/Credit to income	Foreign currency balance translation differences and other items	(Charge)/Credit to asset and liability valuation adjustments	Acquisition for the year (net)	Balance at 31 December 2019
Deferred tax assets	23,258	215	(610)	(92)	(13)	22,758
Tax losses and tax credits	4,276	(301)	(548)	—	—	3,427
Temporary differences	18,982	516	(62)	(92)	(13)	19,331
Of which monetizable	10,866	427	(60)	—	—	11,233
Deferred tax liabilities	(5,568)	(680)	92	(366)	—	(6,522)
Temporary differences	(5,568)	(680)	92	(366)	—	(6,522)
	17,690	(465)	(518)	(458)	(13)	16,236

EUR million
	Balances at 31 December 2017	IFRS 9 Adoption impact (Balance at 1 January 2018)	(Charge)/Credit to income	Foreign currency balance translation differences and other items	(Charge)/Credit to asset and liability valuation adjustments	Acquisition for the year (net)	Balance at 31 December 2018
Deferred tax assets	23,210	680	241	(807)	149	(215)	23,258
Tax losses and tax credits	4,457	—	(128)	1	—	(54)	4,276
Temporary differences	18,753	680	369	(808)	149	(161)	18,982
Of which monetizable	11,046	273	391	(844)	—	—	10,866
Deferred tax liabilities	(4,837)	—	(364)	(114)	(315)	62	(5,568)
Temporary differences	(4,837)	—	(364)	(114)	(315)	62	(5,568)
	18,373	680	(123)	(921)	(166)	(153)	17,690
Also, the Group did not recognise deferred tax assets relating to tax losses, tax credits for investments and other incentives amounting to approximately EUR 9,800 million, the use of which EUR 400 million is subject, among other requirements, to time limits.
f) Tax reforms
The following significant tax reforms were approved in 2020 and previous years:
In Spain, Royal Decree-Law 3-2016 was approved in December 2016, which meant the reduction of the limits both for the integration of deferred monetizable tax assets, as well as for the set-off of negative tax and deductions in order to avoid double taxation. This regulation also set out the compulsory impairment reversion for deductible participations in previous years by one fifths independently from the recovery of the participated, and the non deductibility of the losses generated from the transmission of participations performed from 1 January 2017. On the other hand, in 2020 the General State Budget Law for 2021 was approved. This law establishes, among other tax measures, in Corporation Tax the reduction of the exemption on dividends and capital gains to 95% (previously 100%) from January 1st 2021, considering that a 5% as participation management expenses is not exempt, and additionally the elimination of the exemption on dividends and capital gains from investments below 5% equity but whose acquisition value is over EUR 20 million, although in this case, investments previous to January 1st 2021 will benefit from a grandfather ruling until 2026.
In the United Kingdom, a progressive reduction was approved in 2016 regarding the tax rate of the Corporate Tax, from 20% to 17%. The applicable rate from 1 April 2017 is of 19%, and it was to be 17% from 1 April 2020. However, a change in policy in March 2020 has meant that the 19% rate remains applicable for the foreseeable future. Also in 2015, a surcharge of 8% on the standard income tax rate for bank profits was approved. This surcharge applies from 1 January 2016. In addition, from 2015 customer remediation payments are no longer considered to be tax-deductible.
In Brazil, Constitutional Amendment 103/19 modifying the social security system approved in 2019, included, among other measures, an increase in the CSLL tax rate for credit institutions from 15% to 20%, effective 1 March 2020. This increase lifted the aggregate tax rate -sum of CSLL and the corporate income tax (Imposto de Renda Pessoa Jurídica; IRPJ)- for credit institutions from 40% to 45%. In the IOF (Tax on financial operations) on credit operations, and as a measure to prevent impacts of covid-19, the applicable rate is reduced from 0.38% to 0% from 04/03/2020 to 26/11/2020.

In Argentina, the Law n.º 27541 (B.O.E. of 23 December 2019), on Social Solidarity and Production Reactivation in the Context of the Public Emergency, have introduced various modifications to the Argentinean tax system to increase tax receipts. The main amendments are the delay of previously approved lowering of the corporate tax rate from 30% to 25% (scheduled to take effect on 1 January 2020), as well as increasing in dividend withholdings from 7% to 13% (pushed back to 1 January 2021). Additionally the adjustment for tax inflation that was to be applied on a transitional basis in 1/3 of 2019, with the remaining two-thirds pending application in equal parts in 2020 and 2021, has been lowered to 1/6 in 2019, with the rest being deferred over the next five years. The same deferral rule will apply if there is an inflation adjustment in 2020.
On 27 November 2019 entered into force the Protocol amending the Convention between the United States of America and the kingdom of Spain for the Avoidance of Double Taxation (DTT). The revision of the Convention introduces substantial reductions in the withholding rates that apply to different types of income, highlighting the reduction of the withholding rate on dividends to 5% for shareholdings of more than 10%, the elimination of withholding for shareholdings greater than 80% and elimination of withholding at source on interests and royalties.
In Chile, Law n.º 21,210 on modernization of Chilean tax law was enacted in 2020. It includes several modifications to different tax laws in force in Chile. Among the aspects included, it is worth highlighting the substitute tax that on a temporary basis until 30 April 2022 allows taxing at 30% (instead of the generally applicable 35%) with a credit of the first category tax paid, the tax profits generated up to the 31 December 2016, reducing the fiscal cost of its distribution and other measures about asset depreciation and indirect taxes.
g) Other information
In compliance with the disclosure requirement established in the listing rules instrument 2005 published by the UK Financial Conduct Authority, it is hereby stated that shareholders of the Bank resident in the United Kingdom will be entitled to a tax credit for taxes paid abroad in respect of withholdings that the Bank has to pay on the dividends to be paid to such shareholders if the total income of the dividend exceeds the amount of exempt dividends of GBP 2,000 for the year 2020/21. The shareholders of the Bank resident in the United Kingdom who hold their ownership interest in the Bank through Santander Nominee Service will be informed directly of the amount thus withheld and of any other data they may require to complete their tax returns in the United Kingdom. The other shareholders of the Bank resident in the United Kingdom should contact their bank or securities broker.
Banco Santander, S.A., is part of the Large Business Forum and has adhered since 2010 to the Code of Good Tax Practices in Spain. Also Santander UK is a member of the HMRC’s Code of Practice on Taxation in the United Kingdom, actively participating in both cases in the cooperative compliance programs being developed by these Tax Administrations.